UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2025

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Quince Orchard Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 11, 2025, Novavax, Inc. (the “Company”) issued the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On June 11, 2025, the Company will provide an update for investors at the Goldman Sachs 46th Annual Global Healthcare Conference, sharing information relating to certain strategic and business updates (the “Investor Presentation”), which is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference. A copy of the Investor Presentation will also be accessible on the Company’s website at www.novavax.com under “Latest Investor Presentation.”

The information in Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. In addition, the contents of Novavax’s website are not incorporated by reference into this Current Report on Form 8-K and you should not consider information provided on Novavax’s website to be part of this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K and the Press release and Investor Presentation attached as Exhibit 99.1 and Exhibit 99.2 respectively, include forward-looking statements including statements related to our corporate strategy and operating plans, objectives and prospects; strategic priorities and impact; its partnerships, including expectations with respect to potential royalties, milestones, and cost reimbursement, and plans for additional potential partnering activities, such as the potential for its CIC and stand-alone influenza vaccine to be used with a partner in a registrational phase 3 program; the transition of the lead responsibility for commercialization of Novavax’s COVID-19 vaccine to Sanofi beginning with the 2025-2026 vaccination season; the development of Novavax’s clinical and preclinical product candidates and innovation expansion opportunities, including with respect to new Matrix formulations; the conduct, timing and potential results from clinical trials and other preclinical studies; scope, timing and outcome of future and pending regulatory filings and actions; expectations as to potential future revenue generation, our combined annual R&D and SG&A expenses for 2025, 2026 and 2027, and our cost structure; negotiations regarding Novavax’s existing advance purchase agreements; and Novavax’s future financial or business performance. Generally, forward-looking statements can be identified through the use of words or phrases such as “believe,” “may,” “could,” “will,” “would,” “possible,” “can,” “estimate,” “continue,” “ongoing,” “consider,” “anticipate,” “intend,” “seek,” “plan,” “project,” “expect,” “should,” “would,” “aim,” or “assume,” the negative of these terms, or other comparable terminology, although not all forward-looking statements contain these words.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs and expectations about the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements involve estimates, assumptions, risks, and uncertainties that could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, and, therefore, you should not place considerable reliance on any such forward-looking statements. Such risks and uncertainties include, without limitation, challenges or delays in obtaining regulatory authorization for its COVID-19 vaccine, in particular with respect to its BLA submissions to the FDA for approval of its COVID-19 vaccine, or its product candidates, including for future COVID-19 variant strain changes, its CIC vaccine candidate, its stand-alone influenza vaccine candidate or other product candidates; Novavax’s ability to successfully and timely manufacture, market, distribute, the impact of its not having received a BLA from the FDA for the 2024-2025 vaccination season; challenges related to Novavax’s partnership with Sanofi and in pursuing additional partnership opportunities; challenges satisfying, alone or together with partners, various safety, efficacy, and product characterization requirements, including those related to process qualification, assay validation and stability testing, necessary to satisfy applicable regulatory authorities; challenges or delays in conducting clinical trials or studies for its product candidates; manufacturing, distribution or export delays or challenges; Novavax’s substantial dependence on Serum Institute of India Pvt. Ltd. and Serum Life Sciences Limited for co-formulation and filling Novavax’s COVID-19 vaccine and the impact of any delays or disruptions in their operations; difficulty obtaining scarce raw materials and supplies including for its proprietary adjuvant; resource constraints, including human capital and manufacturing capacity; constraints on Novavax’s ability to pursue planned regulatory pathways, alone or with partners; challenges in implementing its global restructuring and cost reduction plan; Novavax’s ability to timely deliver doses; challenges in obtaining commercial adoption and market acceptance of its COVID-19 vaccine or any COVID-19 variant strain containing formulation, or for its CIC vaccine candidate and stand-alone influenza vaccine candidate or other product candidates; challenges meeting contractual requirements under agreements with multiple commercial, governmental, and other entities, including requirements to deliver doses that may require Novavax to refund portions of upfront and other payments previously received or result in reduced future payments pursuant to such agreements and challenges in amending or terminating such agreements; challenges related to the seasonality of vaccinations against COVID-19 or influenza; challenges related to the demand for vaccinations against COVID-19 or influenza; challenges in identifying and successfully pursuing innovation expansion opportunities, including with respect to Novavax’s Matrix-MTM adjuvant; Novavax’s expectations as to expenses and cash needs may prove not to be correct for reasons such as changes in plans or actual events being different than its assumptions; and other risks and uncertainties identified in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (“SEC”) on February 27, 2025, and in our subsequent quarterly reports on Form 10-Q, which may be modified or updated in other documents filed with the SEC from time to time, and are available at www.sec.gov and at www.novavax.com. You are encouraged to read these filings as they are made.

We cannot guarantee future results, events, level of activity, performance, or achievement. Any or all of our forward-looking statements in this Current Report on Form 8-K and the Investor Presentation and press release may turn out to be inaccurate or materially different from actual results. Further, any forward-looking statement speaks only as of the date when it is made, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. New factors emerge from time to time, and it is not possible for us to predict which factors will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, Dated June 11, 2025
99.2	Investor Presentation of Novavax, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc.

Date: June 11, 2025	By:	/s/ Mark Casey
	Name:	Mark Casey
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary